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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS





We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Targeted Genetics Corporation Restated 1992 Stock Option Plan of our report dated February 3, 1998 with respect to the financial statements of Targeted Genetics Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1997 filed with the Securities and Exchange Commission.

                                                               ERNST & YOUNG LLP



Seattle, Washington
July 9, 1998